                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 23

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70
99Q4                                                                             5.80

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                              VAN KAMPEN BOND FUND
                            NYSE TICKER SYMBOL--VBF

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........   (8.45%)
Six-month total return based on NAV(2)....................     0.45%
 DISTRIBUTION RATE
Distribution rate as a % of closing common stock
price(3)..................................................     8.90%
 SHARE VALUATIONS
Net asset value...........................................    $18.98
Closing common stock price................................  $15.6875
Six-month high common stock price (07/02/99)..............  $18.6250
Six-month low common stock price (12/16/99)...............  $15.5625

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                              VAN KAMPEN BOND FUND

We recently spoke with representatives of the adviser of the Van Kampen Bond Fund about the key events and economic forces that shaped the markets during the past six months. The representatives are led by Kelly Gilbert, portfolio manager, who has managed the Fund since June 1999 and worked in the investment industry since 1995. She is joined by Reid Hill, assistant portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Fund's performance during the six-month period ended December 31, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A A robust domestic economy threatened to fuel inflationary pressures at the beginning of the period, drawing the attention and intervention of the Federal Reserve Board. Yield spreads widened through the summer as the Fed implemented a 0.25 percent rate hike in August. This increase seemed to soothe investors, and yield spreads between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities) began to narrow in early September. This narrowing trend continued until November, when investors grew concerned about the potential effects of year 2000 problems on corporate bond issuance and liquidity. However, a third Fed hike and a lighter-than-expected new issuance calendar ushered in a relatively smooth ending to a volatile and difficult year for the fixed-income market.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A The volatility and uncertainty that dominated much of the reporting period underscored the importance of a disciplined investment strategy. As a result, we looked to the Fund's benchmark, the Lehman Brothers BBB
Corporate Bond Index, as a guide for establishing market weightings within the sectors held in the Fund's portfolio. Aligning the portfolio with the benchmark weightings enabled us to maintain diversification among sectors and securities, which we believe should help reduce risk.

    As a result, we decreased the Fund's significant exposure to the industrial sector--which includes health-care, media and telecommunications, and consumer cyclical securities--in favor of increased weightings in the finance sector. We accomplished this by decreasing or eliminating industrial holdings such as Tenet Healthcare, which was reduced due to concerns about the welfare of health-care companies. In turn, we added positions like Abbey National and Washington Mutual, which boosted the Fund's exposure to finance. This strategy was effective, because the finance sector enjoyed relatively strong performance for much of the period. In addition, the Fund's slight overweighting in cable and media securities, which outperformed during the period, contributed positively to its return.

    Finally, a change to the Fund's investment policy was approved by the Fund's Board of Trustees during 1999, to be implemented immediately. The management team may now invest up to 25 percent of the Fund's total assets in Treasury and non-Treasury zero-coupon securities. This allocation includes step-up coupon securities, which provide for a period of interest payment deferral followed by a period where cash coupon payments are provided. We currently do not plan to invest such a large percentage of the Fund's assets in these securities; however, after careful analysis, we have determined that these securities could add incremental yield to the Fund's portfolio and benefit the shareholder.

 Q WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

 A The Fund's credit-quality allocation continued to be weighted in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately 35 percent of the portfolio's long-term investments were allocated to securities rated A and higher, and 53 percent were invested in BBB rated securities. The remaining 12 percent was allocated to securities rated BB and lower. This allocation benefited the Fund during the reporting period, as BBB and BB rated securities outperformed A rated securities by 140 basis points and 57 basis points, respectively.
    We also continued to focus on managing the Fund's duration during the period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. For most of the period, the Fund's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers BBB Corporate Bond Index. Because interest rates rose during this time, the long duration was negative to the Fund's return. At the end of the period, the Fund's duration was 5.75 years, which is slightly shorter than the benchmark duration of 6.00 years. For additional Fund portfolio highlights, please refer to page 8.

 Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A Although the Fund's return was supported by its favorable sector allocations, this benefit was overshadowed by the slow recovery of the corporate bond market and by our duration strategy. For the six months ended December 31, 1999, the Fund generated a total return of -8.45 percent(1) at market price and 0.45 percent(2) at net asset value. For the same period, the Lehman Brothers BBB Corporate Bond Index returned -0.82 percent. This broad-based, unmanaged index, which reflects the general performance of corporate bonds, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is not a guarantee of comparable future results.
    The Fund's return reflects a decrease in market price per common share on the New York Stock Exchange from $17.8750 on June 30, 1999, to $15.6875 on December 31, 1999, which includes reinvestment of dividends totaling $0.698 per share. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

 Q    WHAT IS THE OUTLOOK FOR THE MARKET AND THE FUND OVER THE COMING MONTHS?

 A Generally, the picture for the corporate bond market has improved from six months ago, and certainly from 12 months ago. We'll look for signs of continued improvement by monitoring the level of new issuance released in
2000 and investors' reaction to this supply.
    As we manage the Fund going forward, our focus on fundamental, in-depth research and assessment of corporate bonds will remain unchanged. We will continue to look beyond the sector, credit rating, or structure of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest to maintain the diversification of the portfolio and contribute to the Fund's performance.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                              PORTFOLIO HIGHLIGHTS

                              VAN KAMPEN BOND FUND
 TOP FIVE PORTFOLIO INDUSTRIES*
GRAPH

                                                                     DECEMBER 31, 1999                    JUNE 30, 1999
                                                                     -----------------                    -------------
Utilities                                                                  29.40                              24.50
Consumer Services                                                          19.50                              18.20
Finance                                                                    10.50                               2.70
Transportation                                                              9.70                              11.20
Energy                                                                      9.10                               8.40

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
DECEMBER 1989 THROUGH DECEMBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Dec 1989                                                                   17.50                              19.26
                                                                           17.75                              19.05
                                                                           17.63                              19.04
                                                                           17.25                              18.59
                                                                           16.13                              18.44
                                                                           17.00                              18.97
                                                                           16.50                              18.75
                                                                           16.63                              19.00
                                                                           16.00                              18.20
                                                                           15.50                              18.28
                                                                           16.13                              18.36
                                                                           17.25                              18.77
Dec 1990                                                                   16.75                              18.61
                                                                           17.00                              18.71
                                                                           18.25                              18.95
                                                                           18.25                              18.78
                                                                           18.75                              19.01
                                                                           18.75                              19.14
                                                                           18.38                              18.68
                                                                           18.75                              18.93
                                                                           19.13                              19.30
                                                                           19.13                              19.34
                                                                           19.13                              19.47
                                                                           19.50                              19.62
Dec 1991                                                                   20.13                              19.89
                                                                           19.63                              19.66
                                                                           19.88                              19.78
                                                                           19.63                              19.36
                                                                           19.75                              19.41
                                                                           20.00                              19.98
                                                                           19.75                              19.85
                                                                           20.50                              20.46
                                                                           20.63                              20.67
                                                                           21.25                              20.41
                                                                           20.00                              20.02
                                                                           20.25                              20.08
Dec 1992                                                                   20.25                              20.05
                                                                           20.88                              20.56
                                                                           21.25                              21.13
                                                                           20.75                              20.94
                                                                           21.00                              21.10
                                                                           21.00                              21.18
                                                                           20.75                              21.33
                                                                           20.88                              21.59
                                                                           21.00                              22.27
                                                                           20.88                              21.95
                                                                           20.38                              21.99
                                                                           20.63                              21.65
Dec 1993                                                                   20.38                              21.29
                                                                           20.13                              21.66
                                                                           18.88                              21.14
                                                                           18.00                              20.12
                                                                           18.38                              19.78
                                                                           17.88                              19.50
                                                                           18.13                              19.06
                                                                           17.50                              19.57
                                                                           17.88                              19.60
                                                                           17.13                              18.79
                                                                           17.25                              18.71
                                                                           17.25                              18.69
Dec 1994                                                                   16.75                              18.59
                                                                           17.63                              18.99
                                                                           17.88                              19.48
                                                                           18.25                              19.30
                                                                           18.00                              19.60
                                                                           18.88                              20.66
                                                                           19.13                              20.41
                                                                           18.88                              20.28
                                                                           19.25                              20.67
                                                                           19.00                              20.57
                                                                           19.38                              20.92
                                                                           19.88                              21.28
Dec 1995                                                                   19.63                              21.27
                                                                           19.88                              21.22
                                                                           19.63                              20.89
                                                                           19.38                              20.18
                                                                           18.50                              20.15
                                                                           18.25                              20.25
                                                                           18.13                              19.64
                                                                           17.88                              19.90
                                                                           18.38                              20.13
                                                                           18.75                              19.96
                                                                           18.75                              20.24
                                                                           19.00                              20.74
Dec 1996                                                                   18.75                              20.31
                                                                           18.75                              20.18
                                                                           19.25                              20.61
                                                                           18.63                              18.87
                                                                           18.75                              19.81
                                                                           19.00                              20.38
                                                                           19.25                              20.43
                                                                           19.88                              20.81
                                                                           19.50                              20.64
                                                                           19.81                              20.77
                                                                           19.75                              21.10
                                                                           20.63                              21.19
Dec 1997                                                                   20.81                              20.91
                                                                           20.94                              21.23
                                                                           20.88                              21.17
                                                                           20.38                              20.92
                                                                           20.00                              21.00
                                                                           20.38                              21.30
                                                                           19.69                              21.16
                                                                           19.44                              21.09
                                                                           19.44                              21.24
                                                                           19.81                              21.35
                                                                           20.56                              21.20
                                                                           20.25                              21.55
Dec 1998                                                                   20.06                              21.25
                                                                           20.19                              21.26
                                                                           20.00                              20.59
                                                                           19.25                              20.40
                                                                           18.13                              20.45
                                                                           17.81                              20.13
                                                                           17.88                              19.59
                                                                           17.63                              19.49
                                                                           17.56                              19.46
                                                                           16.38                              19.31
                                                                           16.56                              19.42
                                                                           16.13                              19.42
Dec 1999                                                                   15.69                              18.98

The solid line above represents the Fund's net asset value (NAV), which indicates overall changes in value among the Fund's underlying securities. The Fund's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Fund at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                              VAN KAMPEN BOND FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM CORPORATE DEBT SECURITIES

AS OF DECEMBER 31, 1999
[PIE CHART]

                                     AAA               AA                 A                BBB               BB
                                     ---               --                 -                ---               --
As of December 31, 1999             0.90              11.30             23.10             53.40             10.50

                                      B
                                      -
As of December 31, 1999             0.80

AS OF JUNE 30, 1999
[PIE CHART]

                                       AA                   A                  BBB                 BB                   B
                                       --                   -                  ---                 --                   -
As of June 30, 1999                   9.30                28.50               49.50               12.10               0.60

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999

BAR GRAPH

                                                                             DISTRIBUTIONS
                                                                             -------------
Sep 1999                                                                         0.349
Dec 1999                                                                         0.349

The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CORPORATE BONDS  91.9%
          CHEMICAL  0.5%
$ 1,000   Rohm & Haas Co......................     7.850%     07/15/29    $  1,007,908
                                                                          ------------
          CONSUMER DISTRIBUTION  1.1%
  2,400   Kroger Co...........................     7.375      03/01/05       2,409,000
                                                                          ------------
          CONSUMER DURABLES  0.8%
    750   Brunswick Corp......................     7.125      08/01/27         651,999
  1,000   Chrysler Corp.......................     7.450      03/01/27         973,494
                                                                          ------------
                                                                             1,625,493
                                                                          ------------
          CONSUMER NON-DURABLES  0.8%
  2,000   Westpoint Stevens, Inc..............     7.875      06/15/05       1,830,000
                                                                          ------------
          CONSUMER SERVICES  18.6%
    500   Bresnan Communications Group........     8.000      02/01/09         501,250
  2,500   Clear Channel Commerce, Inc.........     7.250      10/15/27       2,263,982
  2,000   Comcast Cable Communications........     8.125      05/01/04       2,045,312
  1,250   CSC Holdings, Inc...................     7.875      12/15/07       1,237,500
  2,500   CSC Holdings, Inc...................     7.875      02/15/18       2,400,000
  5,000   Harcourt General, Inc...............     9.500      03/15/00       5,023,525
  1,750   Harcourt General, Inc...............     8.875      06/01/22       1,841,270
  1,000   Harcourt General, Inc...............     7.200      08/01/27         882,915
  1,750   Liberty Media Corp., 144A Private
          Placement (a).......................     8.500      07/15/29       1,776,940
  1,000   News America Holdings, Inc..........     8.875      04/26/23       1,057,050
  2,000   Park Place Entertainment Corp.......     7.950      08/01/03       1,982,188
    250   Premier Parks, Inc..................     9.250      04/01/06         245,000
    100   Premier Parks, Inc..................     9.750      01/15/07         102,375
    200   Premier Parks, Inc..................     9.750      06/15/07         200,000
    375   Premier Parks, Inc. (b).............  0/10.000      04/01/08         256,875
  3,500   Royal Caribbean Cruises Ltd.........     7.500      10/15/27       3,154,910
  1,500   Stewart Enterprises, Inc............     6.400      05/01/03       1,263,192
 11,000   Tele Communications, Inc............     9.250      01/15/23      11,842,083
  2,000   Time Warner Entertainment Co........     8.375      07/15/33       2,084,500
                                                                          ------------
                                                                            40,160,867
                                                                          ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          ENERGY  8.6%
$ 7,400   Ashland Oil, Inc....................     8.800%     11/15/12    $  7,764,657
    750   Barrett Resources Corp..............     7.550      02/01/07         701,250
  2,025   PDV America, Inc....................     7.875      08/01/03       1,908,113
  1,500   Petroleum Geo Services ASA..........     7.125      03/30/28       1,312,830
  1,500   Petroliam Nasional Berhad, 144A
          Private Placement (Malaysia) (a)....     7.625      10/15/26       1,324,916
    250   Pride Petroleum Services, Inc.......     9.375      05/01/07         251,875
  1,000   R & B Falcon Corp...................     6.500      04/15/03         917,500
  1,000   Southern Union Co...................     8.250      11/15/29       1,002,246
  1,500   Tosco Corp..........................     8.250      05/15/03       1,526,502
  1,000   Transcontinental Gas Pipe Line
          Corp................................     7.250      12/01/26         886,973
  1,000   Union Oil Co........................     9.125      02/15/06       1,060,038
                                                                          ------------
                                                                            18,656,900
                                                                          ------------
          FINANCE  10.0%
  2,000   Abbey National PLC (United
          Kingdom)............................     7.350      10/29/49       1,913,648
  2,500   American Re Corp....................     7.450      12/15/26       2,379,870
  1,000   Americredit Corp....................     9.250      02/01/04       1,007,500
  2,000   AvalonBay Communities, Inc..........     7.500      08/01/09       1,910,626
  2,000   Conseco, Inc........................     8.500      10/15/02       2,024,504
  1,500   Household Finance Corp..............     8.375      11/15/01       1,532,279
  2,500   International Lease Finance Corp....     8.375      12/15/04       2,617,925
  1,000   Korea Development Bank (Korea)......     7.375      09/17/04         982,988
  4,000   Lehman Brothers Holdings, Inc.......     8.500      05/01/07       4,109,332
  1,750   Nordbanken, 144A Private Placement
          (Norway) (a)........................     7.250      11/12/09       1,714,086
    500   Societe Generale Real Estate Co.,
          LLC, 144A Private Placement (a).....     7.640      12/29/49         459,083
  1,000   Washington Mutual Capital, Inc......     8.375      06/01/27         957,914
                                                                          ------------
                                                                            21,609,755
                                                                          ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          HEALTHCARE  1.5%
$   500   Manor Care, Inc.....................     7.500%     06/15/06    $    480,586
  3,000   Tenet Healthcare Corp...............     8.125      12/01/08       2,857,500
                                                                          ------------
                                                                             3,338,086
                                                                          ------------
          PRODUCER MANUFACTURING  3.4%
  1,750   IDEX Corp...........................     6.875      02/15/08       1,575,416
  4,400   ITT Corp............................     6.750      11/15/05       3,850,000
  1,000   ITT Corp............................     7.375      11/15/15         766,317
    162   Rayovac Corp........................    10.250      11/01/06         170,100
    250   U.S. Can Corp.......................    10.125      10/15/06         256,250
    750   USA Waste Services, Inc.............     7.000      10/01/04         676,773
                                                                          ------------
                                                                             7,294,856
                                                                          ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  8.0%
    500   Atlantic Methanol Capital Co. Class
          A, 144A Private Placement (a).......    10.875      12/15/04         502,500
  2,000   Bowater, Inc........................     9.375      12/15/21       2,177,924
  1,000   Crown Cork & Seal, Inc..............     8.000      04/15/23         909,550
  5,000   Federal Paper Board, Inc............     8.875      07/01/12       5,451,610
  2,000   Georgia Pacific Corp................     9.950      06/15/02       2,116,304
  4,000   IMC Global, Inc.....................     6.875      07/15/07       3,692,748
  1,000   IMC Global, Inc.....................     7.300      01/15/28         863,548
  1,250   Owens Illinois, Inc.................     7.150      05/15/05       1,162,500
    450   Sequa Corp..........................     9.000      08/01/09         436,500
                                                                          ------------
                                                                            17,313,184
                                                                          ------------
          TECHNOLOGY  1.2%
  2,500   Sun Microsystems, Inc...............     7.500      08/15/06       2,513,415
                                                                          ------------
          TRANSPORTATION  9.3%
  3,000   AMR Corp............................     9.500      05/15/01       3,074,397
  1,625   Canadian National Railway Co.
          (Canada)............................     7.625      05/15/23       1,578,281
  2,000   CSX Corp............................     8.625      05/15/22       2,088,230
  7,000   Union Pacific Corp..................     8.350      05/01/25       6,753,719
  6,000   United Airlines, Inc................    10.020      03/22/14       6,488,250
                                                                          ------------
                                                                            19,982,877
                                                                          ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          UTILITIES  28.1%
$ 1,000   AES Corp............................     9.500%     06/01/09    $  1,012,500
  3,000   Arizona Public Service Co...........     9.500      04/15/21       3,144,858
  3,500   Arizona Public Service Co...........     8.750      01/15/24       3,562,898
  2,000   Arizona Public Service Co...........     8.000      02/01/25       1,904,488
  2,000   CMS Energy Corp.....................     6.750      01/15/04       1,870,000
  1,000   CMS Energy Corp.....................     7.500      01/15/09         917,500
  1,000   Commonwealth Edison Co..............     8.625      02/01/22       1,001,096
  1,500   Edison Mission Energy, 144A Private
          Placement (a).......................     7.730      06/15/09       1,490,841
  1,500   El Paso Electric Co.................     8.250      02/01/03       1,526,250
  5,000   GTE North, Inc......................     8.500      12/15/31       5,026,495
  3,000   Gulf States Utilities Co............     8.940      01/01/22       3,038,571
  2,500   Houston Lighting & Power Co.........     7.750      03/15/23       2,363,620
    500   Israel Electric Corp. Ltd., 144A
          Private Placement (Israel) (a)......     8.250      10/15/09         498,575
  1,750   MCI Worldcom, Inc...................     6.950      08/15/28       1,600,891
  4,150   Montana Power Co....................     8.950      02/01/22       4,224,273
  1,323   Niagara Mohawk Power Corp...........     7.625      10/01/05       1,329,787
  7,000   Public Service Co. of Colorado......     8.750      03/01/22       7,020,090
  2,000   Southern California Gas Co..........     8.750      10/01/21       2,040,434
  5,000   Southern Energy, Inc., 144A Private
          Placement (a).......................     7.900      07/15/09       4,847,020
    750   Telefonica De Argentina S.A., 144A
          Private Placement (Argentina)(a)....     9.875      07/01/02         748,125
  2,500   Texas Utilities Electric Co.........     8.250      04/01/04       2,567,840
  5,000   United Telecommunications Kansas....     9.500      04/01/03       5,332,280
    500   UtiliCorp United, Inc...............     6.700      10/15/06         494,804
  3,000   UtiliCorp United, Inc...............     8.270      11/15/21       2,955,204
                                                                          ------------
                                                                            60,518,440
                                                                          ------------
TOTAL CORPORATE BONDS  91.9%..........................................     198,260,781
                                                                          ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  3.6%
      4   Federal Home Loan Mortgage Corp.,
          Pool................................     7.375%     01/01/03    $      3,722
      1   Government National Mortgage Assn.,
          Pool................................    10.000      10/15/16           1,003
      7   Government National Mortgage Assn.,
          Pool................................    10.000      07/15/20           7,968
  2,500   Quebec Province (Canada)............     8.800      04/15/03       2,616,800
  3,000   Saskatchewan Province (Canada)......     8.000      07/15/04       3,095,700
  1,000   United States Treasury Bonds........     6.125      08/15/29         953,750
  1,000   United States Treasury Notes........     6.000      08/15/09         969,063
                                                                          ------------
                                                                             7,648,006
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $207,843,104).................................................     205,908,787
SHORT-TERM INVESTMENTS  1.4%
Bank of America Securities ($3,069,000 par collaterized by U.S.
Government obligations in a pooled cash account, dated 12/31/99, to be
sold on 01/03/00 at $3,069,703) (Cost $3,069,000).....................       3,069,000
                                                                          ------------
TOTAL INVESTMENTS  96.9%
  (Cost $210,912,104).................................................     208,977,787
OTHER ASSETS IN EXCESS OF LIABILITIES  3.1%...........................       6,711,637
                                                                          ------------
NET ASSETS  100.0%....................................................    $215,689,424
                                                                          ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $210,912,104).......................    $208,977,787
Cash........................................................       2,111,236
Interest Receivable.........................................       4,785,961
Other.......................................................          56,936
                                                                ------------
      Total Assets..........................................     215,931,920
                                                                ============
LIABILITIES:
Payables:
  Investment Advisory Fee...................................          82,960
  Affiliates................................................          11,595
Accrued Expenses............................................         102,309
Trustees' Deferred Compensation and Retirement Plans........          45,632
                                                                ------------
      Total Liabilities.....................................         242,496
                                                                ------------
NET ASSETS..................................................    $215,689,424
                                                                ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....    $ 11,362,465
Capital.....................................................     209,801,851
Accumulated Undistributed Net Investment Income.............         372,530
Net Unrealized Depreciation.................................      (1,934,317)
Accumulated Net Realized Loss...............................      (3,913,105)
                                                                ------------
NET ASSETS..................................................    $215,689,424
                                                                ============
NET ASSET VALUE PER COMMON SHARE
  ($215,689,424 divided by 11,362,465 shares outstanding)...    $      18.98
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 8,868,137
Other.......................................................       48,860
                                                              -----------
    Total Income............................................    8,916,997
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      528,764
Shareholder Services........................................       40,278
Trustees' Fees and Related Expenses.........................       21,728
Custody.....................................................       11,645
Legal.......................................................        4,479
Other.......................................................       94,542
                                                              -----------
    Total Expenses..........................................      701,436
    Less Credits Earned on Cash Balances....................          120
                                                              -----------
    Net Expenses............................................      701,316
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,215,681
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,758,599)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,518,189
  End of Period.............................................   (1,934,317)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,452,506)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(7,211,105)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,004,576
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1999 and
                    the Year Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended     Year Ended
                                                   December 31, 1999   June 30, 1999
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  8,215,681      $ 16,091,356
Net Realized Gain/Loss...........................      (1,758,599)        1,987,296
Net Unrealized Depreciation During the Period....      (5,452,506)      (19,721,303)
                                                     ------------      ------------
Change in Net Assets from Operations.............       1,004,576        (1,642,651)
Distributions from Net Investment Income:........      (7,930,855)      (16,134,129)
                                                     ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (6,926,279)      (17,776,780)
NET ASSETS:
Beginning of the Period..........................     222,615,703       240,392,483
                                                     ------------      ------------
End of the Period (Including accumulated
  undistributed net
  investment income of $372,530 and $87,704,
  respectively)..................................    $215,689,424      $222,615,703
                                                     ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months Ended    --------------------------------------
                                    December 31, 1999    1999       1998      1997      1996
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period.......       $    19.592      $21.157   $ 20.259   $ 19.97   $ 20.41
                                       -----------      -------   --------   -------   -------
  Net Investment Income.........              .723        1.416      1.476     1.556      1.54
  Net Realized and Unrealized
    Gain/Loss...................             (.634)      (1.561)      .932      .273      (.44)
                                       -----------      -------   --------   -------   -------
Total from Investment
  Operations....................              .089       (0.145)     2.408     1.829      1.10
Less Distributions from Net
  Investment Income.............              .698        1.420      1.510     1.540      1.54
                                       -----------      -------   --------   -------   -------
Net Asset Value, End of the
  Period........................       $    18.983      $19.592   $ 21.157   $20.259   $ 19.97
                                       ===========      =======   ========   =======   =======
Market Price Per Share at End of
  the Period....................       $   15.6875      $17.875   $19.6875   $19.250   $18.125
Total Investment Return at
  Market Price (a)(d)...........            (8.45%)*     (2.45%)    10.08%    15.06%     2.61%
Total Return at Net Asset
  Value (b)(d)..................             0.45%*      (0.87%)    12.19%     9.46%     5.94%
Net Assets at End of the Period
  (In millions) (d).............       $     215.7      $ 222.6   $  240.4   $ 230.2   $ 226.9
Ratio of Operating Expenses to
  Average Net Assets............              .63%         .66%       .65%      .68%      .67%
Ratio of Convertible Note
  Expenses to Average Net
  Assets (c)....................                --           --         --        --        --
Ratio of Net Investment Income
  to Average Net Assets.........             7.39%        6.79%      7.04%     7.70%     7.47%
Portfolio Turnover..............               41%*         10%        27%        8%       11%
Assuming full dilution of
  debt (c):
  Net Asset Value, End of the
    Period......................                --           --         --        --        --
  Number of Shares Outstanding,
    End of Period (000).........                --           --         --        --        --

 *  Non-Annualized

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) Prior to fiscal year end 1992, this item was not a required disclosure.

--------------------------------------------------------------------------------

Year Ended June 30,
-----------------------
       1995      1994      1993      1992      1991
-----------------------------------------------------
      $ 19.07   $ 21.33   $ 19.85   $ 18.68   $ 18.72
      -------   -------   -------   -------   -------
         1.52      1.56     1.575     1.735      1.76
         1.36     (2.28)     1.55     1.115      (.03)
      -------   -------   -------   -------   -------
         2.88      (.72)    3.125      2.85      1.73
         1.54      1.54     1.645      1.68      1.77
      -------   -------   -------   -------   -------
      $ 20.41   $ 19.07   $ 21.33   $ 19.85   $ 18.68
      =======   =======   =======   =======   =======
      $19.125   $18.125   $20.750   $19.750   $18.375
       14.89%    (5.59%)   13.76%    17.12%        --
       16.54%    (3.37%)   16.35%    15.79%        --
      $ 231.9   $ 216.6   $ 235.6   $ 218.5        --
         .68%      .68%      .71%      .71%      .72%
         .39%      .82%      .98%     1.05%     1.09%
        7.92%     7.29%     7.65%     8.90%     9.42%
           8%        2%       19%       39%       18%
           --   $ 19.07   $ 21.09   $ 19.78   $ 18.74
           --    12,411    12,411    12,372    12,304

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Bond Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with the preservation of capital through investing primarily in a diversified portfolio of debt securities.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $2,154,506, which will expire on June 30, 2000.
    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $210,912,104, the aggregate gross unrealized appreciation is $3,553,943 and the aggregate gross unrealized depreciation is $5,488,260, resulting in net unrealized depreciation on long- and short-term investments of $1,934,317.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS--During the six months ended December 31, 1999, the Fund's custody fee was reduced by $120 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $150 million.......................................   .50 of 1%
Next $100 million........................................   .45 of 1%
Next $100 million........................................   .40 of 1%
Over $350 million........................................   .35 of 1%

    For the six months ended December 31, 1999, the Fund recognized expenses of approximately $4,500 representing legal services provided by Skadden Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended December 31, 1999, the Fund recognized expenses of approximately $28,200 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $87,433,763 and $91,887,408, respectively.

                           DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares) if Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                                 EQUISERVE LLP

                                 P.O. BOX 8200

                             BOSTON, MA 02266-8200

                                 1-800-821-1238

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                              VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III*--Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*
OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LLP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606-6301

  ---------------------------------------
       INQUIRIES ABOUT AN INVESTOR'S
        ACCOUNT SHOULD BE REFERRED             *  "Interested" persons of the
       TO THE FUND'S TRANSFER AGENT            Fund, as defined in the
               EQUISERVE LLP                      Investment Company Act of
               P.O. BOX 8200                      1940.
     BOSTON, MASSACHUSETTS 02266-8200
         TELEPHONE: (800) 821-1238             (C) Van Kampen Funds Inc., 2000.
             ALASKA AND HAWAII                    All rights reserved.
       CALL COLLECT: (781) 575-2000
      ASK FOR CLOSED-END FUND ACCOUNT          (SM) denotes a service mark of
                 SERVICES                      Van Kampen Funds Inc.
  ---------------------------------------

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.